UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019 (June 27, 2019)

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania		19428
(Address of principal executive offices)		(Zip Code)

(267) 824-2827

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of James Daly to Our Board of Directors via Board Vote

On June 27, 2019, our Board of Directors appointed James M. Daly as a member of our Board of Directors, effective June 27, 2019. Our Board of Directors increased the size of the Board to eight and elected Mr. Daly as a Class I director by Board vote, in accordance with our Bylaws. The term of our Class I directors is scheduled to expire at the 2020 Annual Meeting of our Stockholders. Mr. Daly has not been appointed to serve: on our Board pursuant to any arrangement; or on any Committee of our Board, but the Board is expected to make applicable Committee appointments at the next scheduled Board meeting. In connection with this appointment, Mr. Daly received a stock option to purchase 20,000 shares of our common stock. This stock option carries an exercise price of $100.45 per share, vests over a two-year period subject to continued service as a director, has a term of five years, and was awarded in accordance with the terms of our director compensation policy and 2015 Amended Stock Plan. The Board believes that Mr. Daly’s broad experience in the pharmaceutical industry and specific pharmaceutical commercialization expertise makes him uniquely qualified to serve on our Board.

Mr. Daly has over 30 years of experience leading U.S. and global businesses in the biopharmaceutical industry and currently serves as a Director of Acadia Pharmaceuticals, argenx SE, Bellicum Pharmaceuticals, Halozyme Therapeutics, and Chimerix, Inc. Most recently, Mr. Daly served as Executive Vice President and Chief Commercial Officer at Incyte Corporation from 2012 to 2015. Previously, Mr. Daly worked for Amgen, Inc. and held various leadership positions over a 10-year period, including his last role as Senior Vice President, North America Commercial Operations, Global Marketing and Commercial Development. Earlier in his career, he spent over 16 years with Glaxo Wellcome/GlaxoSmithKline (GSK) where he held roles of increasing responsibility, including his last role as Senior Vice President, General Manager of the Respiratory and Anti-Infective Business Unit. He earned a B.S. in Pharmacy and an M.B.A. from the University at Buffalo, The State University of New York.

(e) Amendment to Amended 2015 Stock Plan

On April 29, 2019, the Board of Directors of Madrigal Pharmaceuticals, Inc. (the “Company”) approved, subject to stockholder approval, an amendment to the Company’s 2015 Amended Stock Plan (as amended, the “Plan”). Subsequent to Board approval, the Plan was approved by the Company’s stockholders at the 2019 annual meeting of stockholders held on June 27, 2019 (the “Annual Meeting”). The Plan amendment increased the total number of shares of common stock reserved for issuance under the Plan by 500,000 shares and reflected certain other amendments described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on May 15, 2019 (the “Proxy Statement”).

The foregoing description of the Plan amendment does not purport to be complete and is qualified in its entirety by reference to the Proxy Statement description of the Plan amendment and the Plan itself, a copy of which was attached to the Proxy Statement as Annex A and which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) 2019 Annual Meeting of Stockholders

The Company held the Annual Meeting at 9:00 a.m., Eastern time, on Thursday, June 27, 2019 at The Rittenhouse, 210 West Rittenhouse Square, Philadelphia, PA 19103. As of May 3, 2019, the record date for the Annual Meeting, the Company had 15,418,364 shares of its common stock outstanding and entitled to vote, of which 14,760,936 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum, at the Annual Meeting.

(b) Annual Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Proxy Statement.

Proposal No. 1: The Company’s stockholders elected each of the three Class III nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class III Nominee	Votes For	Votes Withheld	Broker Non-votes
Keith Gollust	12,398,783	843,257	1,518,896
Richard Levy, M.D.	12,355,219	886,821	1,518,896
David Milligan, Ph.D.	12,518,326	723,714	1,518,896

Proposal No. 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
14,740,948	12,862	7,126	—

Proposal No. 3: The Company’s stockholders approved the Plan, including amendment provisions to increase the aggregate number of shares authorized for issuance thereunder by 500,000 shares of common stock and to effect certain other amendments described in more detail in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
11,333,773	1,903,503	4,764	1,518,896

Proposal No. 4: The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,018,032	217,156	6,852	1,518,896

Proposal No. 5: The Company’s stockholders approved, on an advisory basis, the frequency of holding an advisory vote on the “Say-on-Pay” compensation vote of our named executive officers annually, or on a “1 Year” basis, as disclosed in the Proxy Statement.

Votes Cast for One Year:	13,223,517
Votes Cast for Two Years:	5,258
Votes Cast for Three Years:	7,310
Abstentions:	5,955
Broker Non-Votes:	1,518,896

(d) Say-on-Pay Vote Frequency Determination

After considering the results of Proposal 5 from our 2019 Annual Meeting, and consistent with its own recommendation within the Proxy Statement, the Board of Directors has determined to continue to provide the Company’s stockholders with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

Date: July 2, 2019	/s/ Brian J. Lynch
Brian J. Lynch
Senior Vice President and General Counsel

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